UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  June 28, 2018
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements Of Certain Officers.

On June 28, 2018, the Human Resources Committee of the Board of Directors of Tenet Healthcare Corporation (the “Company”) approved an award (the “Incremental RSU Award”) of 51,146 restricted stock units (“RSUs”) to Ronald A. Rittenmeyer, the Company’s Executive Chairman and Chief Executive Officer. The grant date for this award is the last trading day in June, in accordance with the Company’s policy for equity grants awarded outside of the annual grant cycle.

On February 28, 2018 (the “Original Approval Date”), the Human Resources Committee approved, among other things, an award (the “Original RSU Award”) of RSUs to Mr. Rittenmeyer with a grant date fair value of $7,000,000, subject to the terms of the Employment Agreement, dated as of March 24, 2018, between the Company and Mr. Rittenmeyer. The grant date for the Original RSU Award was March 29, 2018 (the “Original Grant Date”), the last trading day in March, and the number of RSUs received by Mr. Rittenmeyer was calculated by dividing the grant date fair value of the Original RSU Award by the closing market price of a share of the Company’s common stock on the Original Grant Date. This resulted in Mr. Rittenmeyer being granted 288,660 RSUs pursuant to the Original RSU Award. However, the Human Resources Committee intended for Mr. Rittenmeyer to receive the number of RSUs calculated by dividing the grant date fair value of the Original RSU Award by the closing market price of a share of the Company’s common stock on the Original Approval Date, which would have resulted in the issuance of 339,806 RSUs to Mr. Rittenmeyer pursuant to the Original RSU Award. The purpose of the Incremental RSU Award is to issue to Mr. Rittenmeyer the additional RSUs that would have been issued to him had the number of RSUs granted pursuant to the Original RSU Award been determined using the closing market price of a share of the Company’s common stock on the Original Approval Date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: June 28, 2018	By:	/s/ ANTHONY SHOEMAKER
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary